Exhibit 10.01

AMENDMENT TO FUTURESACCESSSM ADVISORY AGREEMENT

This amendment is made as of April 30, 2015 (the "Amendment") among ML WINTON FUTURESACCESSSM LLC, a Delaware limited liability company (the "Onshore Fund"), ML WINTON FUTURESACCESSSM LTD., a Cayman Islands exempted company (the "Offshore Fund"), MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC, a Delaware limited liability company (the "Manager") and WINTON CAPITAL MANAGEMENT LIMITED (the "Trading Advisor") (the Onshore Fund, the Offshore Fund, the Manager and the Trading Advisor are jointly referred to as the "Parties").  Capitalized terms not otherwise defined herein have those meanings set forth in the Agreement (as defined below).

WHEREAS, the Parties entered into an Amended and Restated Advisory Agreement dated as of February 27, 2015 and with effect from January 31, 2015 (the "Agreement");

WHEREAS, the Manager and Man Principal Strategies Corp. ("Man") entered into an Asset Purchase Agreement dated as of December 8, 2014 whereby Man agreed to purchase, among other assets, the rights of the Manager and its affiliates under certain agreements relating to the management of Systematic Momentum FuturesAccess LLC ("Systematic Momentum");
WHEREAS, the purchase of the Manager's rights in respect of Systematic Momentum is scheduled to become effective as of May 1, 2015 (such date, as it may be extended, the "Effective Date"); and
WHEREAS, Class DS Interests are the Class of Interests in the Onshore Fund issued to Systematic Momentum and, as of the Effective Date, Systematic Momentum will no longer invest in the Onshore Fund nor the Offshore Fund.
NOW THEREFORE, the Parties agree to amend the Agreement as follows, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

1.	Effective on the Effective Date, Section 5(d) of the Agreement shall be amended to remove the reference to Class DS Interests.

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IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned on the day and year first written above.

ML WINTON FUTURESACCESSSM LLC

By:	Merrill Lynch Alternative Investments LLC, Manager

By:	/s/ Ninon Marapachi
Name: Ninon Marapachi
Title: VP

ML WINTON FUTURESACCESSSM LTD.

By:	/s/ Ninon Marapachi
Name: Ninon Marapachi
Title: Director

MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC

By:	/s/ Ninon Marapachi
Name: Ninon Marapachi
Title: VP

WINTON CAPITAL MANAGEMENT LIMITED

By:	/s/ Rajeev Patel
Name: Rajeev Patel
Title: Director